UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2021

QUAD M SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Idaho	82-0144710
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

115 River Road, Suite 151 Edgewater, NJ	07020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (732) 423-5520

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 6, 2021, the Board of Directors of Quad M Solutions, Inc (the “Company”) approved the engagement of Hudgens CPA PLLC (“Hudgens”) as the Company’s new independent registered public accounting firm for the fiscal year ending September 30, 2021 and review the interim quarterly financial statements for the period ended December 31, 2021. In connection with the selection of Hudgens, the Company dismissed Slack & Company (“Slack & Co.”) as the Company’s independent registered public accounting firm.

During the years ended September 30, 2019 and, 2020, and the subsequent interim period through June 30, 2021, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Slack & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Slack & Co., would have caused Slack & Co. to make reference to the subject matter of the disagreement in their reports, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). The audit reports of Slack & Co. on the Company’s consolidated financial statements as of and for the years ended September 30, 2019 and 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended September 30, 2020, 2019 and 2018, and the subsequent interim period through June 30, 2021, neither the Company nor anyone on its behalf has consulted Hudgens with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or the effectiveness of internal control over financial reporting, where either a written report or oral advice was provided to the Company that Hudgens concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 6, 2021	Quad M Solutions, Inc

	By:	/s/ Joseph Frontiere
Joseph Frontiere
Interim Chief Executive Officer